SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2004

BARRA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19690	94-2993326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Milvia Street, Berkeley, California 94704-1113
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 548-5442

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index
Exhibit 99.1
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated April 30, 2004 by Barra, Inc.

Item 12. Results of Operations and Financial Condition.

     On April 30, 2004, Barra, Inc. (“Barra” or the “Company”) issued a press release relating to the Company’s earnings for the quarter and fiscal year ended March 31, 2004, and including certain other information. A copy of the Company’s press release dated April 30, 2004 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRA, INC.
	By:	/s/ Greg Stockett
Greg Stockett
Date: April 30, 2004		Chief Financial Officer

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Exhibit Index

     The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by the Company on April 30, 2004.